UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

TriplePoint Venture Growth BDC Corp.

(Exact name of registrant as specified in its charter)

Maryland	814-01044	46-3082016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TriplePoint Venture Growth BDC Corp. 2755 Sand Hill Road, Suite 150 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 854-2090

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Stockholders (the “Annual Meeting”) of TriplePoint Venture Growth BDC Corp. (the “Company”) was held on April 25, 2018.
(b)

At the Annual Meeting, the Company’s stockholders (i) elected two Class I directors to serve on the Company’s board of directors until the Company’s 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified, (ii) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and (iii) approved a proposal to authorize the Company to issue options, warrants or securities to subscribe to, convert to, or purchase common stock. The proposals are described in detail in the Company’s 2018 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i)	The voting results with respect to the election of two Class I directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Sajal K. Srivastava	9,032,266	225,735	6,544,569
Stephan A. Cassani	7,602,669	1,655,332	6,544,569
(ii)

The voting results with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,574,911	125,261	102,398	0
(iii)	The voting results with respect to the authorization of the Company to issue options, warrants or securities to subscribe to, convert to, or purchase common stock were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,281,820	2,757,820	218,358	6,544,572

Item 8.01Other Events.

On March 23, 2018, the Consolidated Appropriations Act of 2018, which includes the Small Business Credit Availability Act (the “Act”), was signed into law. The Act amends the Investment Company Act, as amended (the “1940 Act”) to permit a business development company (a “BDC”) to reduce the required minimum asset coverage ratio applicable to a BDC from 200% to 150%, subject to certain requirements described therein.

On April 24, 2018, the board of directors (the “Board”) of the Company unanimously approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act. As a result, the Company’s asset coverage requirements for senior securities will be changed from 200% to 150%, effective April 24, 2019.  The board approved the modified asset coverage requirement based on the Company’s strategic objectives, business opportunities, operating requirements, and anticipated leverage utilization.

The Company also intends to submit a proposal to stockholders to approve the application of the 150% minimum asset coverage requirements at a special meeting and will provide additional detail regarding the Company’s anticipated objectives and expectations for utilizing additional leverage in a proxy statement relating to such proposal. If the Company submits such a proposal and it is approved by stockholders, the Company would become subject to the 150% minimum asset coverage ratio the day after such stockholder approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriplePoint Venture Growth BDC Corp.

By:	/s/ James P. Labe
Name:	James P. Labe
Title:	Chief Executive Officer

Date: April 27, 2018

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